Filed pursuant to Rule 497(a)(1)

File No. 333-172968

Rule 482AD

Solar Capital Ltd. Commences Public Offering of Common Stock

New York, NY – 01/07/2013 – Solar Capital Ltd. (the “Company”) (NasdaqGS: SLRC) announced today that it has commenced a public offering of 6,000,000 shares of its common stock. In connection with the proposed offering, the Company intends to grant the underwriters for the offering a 30-day option to purchase up to an additional 900,000 shares of common stock.

The Company intends to use the net proceeds from this offering to pay down outstanding indebtedness under its revolving credit facilities, and for general corporate purposes, including working capital requirements. However, through reborrowing under its revolving credit facilities, the Company intends to make investments in debt or equity securities consistent with its investment objective, and other general corporate purposes.

Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley and Wells Fargo Securities are acting as joint book-runners for this offering. The lead manager is SunTrust Robinson Humphrey, the senior co-managers are BMO Capital Markets and RBC Capital Markets, and the co-managers are BB&T Capital Markets and Ladenburg Thalmann & Co. Inc.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares will be issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from (1) Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by phone at 1-800-831-9146; (2) Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005, Attention: Prospectus Group or by phone at 1-800-503-4611, or e-mailing: prospectus.cpdg@db.com (3) Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, Telephone: 1-866-471-2526, Facsimile: 212-902-9316, prospectus-ny@ny.email.gs.com; (4) J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department, or by calling 866-803-9204; (5) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, by phone at 1-866-718-1649, or e-mailing: prospectus@morganstanley.com; and (6) Wells Fargo Securities, LLC, 1525 West W.T. Harris Blvd., NC0675, Charlotte, North Carolina 28262, Attention: Capital Markets Client Support, or by phone at 1-800-326-5897 or e-mailing: cmcclientsupport@wellsfargo.com.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

Source: Solar Capital Ltd.

Solar Capital Ltd.

Richard Pivirotto, 212-994-8543